SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D. C. 20549


                       ______________

                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15 (d) of the
               Securities Exchange Act of 1934

           Date of Report (Date of earliest event
                   reported): May 15, 2000

                    Sigma-Aldrich Corporation
        --------------------------------------------------
        (Exact Name of Registrant as Specified in Charter)


      Delaware               0-8135              43-1050617
  (State or Other         (Commission         (I.R.S. Employer
  Jurisdiction of         File Number)         Identification
   Incorporation)                                  Number)




3050 Spruce Street,
St. Louis, Missouri                                    63103
----------------------------------------           ----------
(Address of Principal Executive Offices)           (Zip Code)


     Registrant's telephone number, including area code:

                          (314) 771-5765
                          --------------

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS



Sigma-Aldrich Corporation (the Company), a $1 billion life science company, announced it has a Sale and Purchase Agreement dated March 27, 2000, as amended, (the "Agreement") by and among Sigma-Aldrich Corporation, Sigma-Aldrich Co., Sigma-Aldrich Canada Ltd., Sigma-Aldrich Company Ltd., Sigma-Aldrich Chemie GmbH (Sellers) and Cooper Industries, Inc., Cooper B-Line, Inc. (formerly known as CBL Acquisition Corp.) and Cooper Technologies Company (Buyer) to sell its B-Line Systems metal business, which consists of all the stock of Sigma-Aldrich Corporation's subsidiaries B-Line Systems, Inc. and B-Line System Manufacturing, Inc. and all other assets of the Sellers used exclusively in connection with the B-Line Systems metal business. On May 1, 2000 the Company completed the sale of its B-Line Systems metal business to Cooper Industries, Inc. for $425 million (the Purchase Price), subject to certain closing adjustments as described in the Agreement, a copy of which is filed as an exhibit to the current report on Form 8-K and hereby incorporated by reference. The proceeds received from the sale were used to reduce short-term borrowings, to continue share repurchases and for other general corporate purposes. The assets sold consist of accounts receivable, inventory, property, plant and equipment and goodwill of B-Line Systems business. The purchase price was paid in cash. The purchase price was determined by negotiation between the parties.



ITEM 7.   FINANCIAL    STATEMENTS,   PRO   FORMA   FINANCIAL
          INFORMATION AND EXHIBITS



(b)  Pro forma  Condensed Consolidated Financial Information
     (Unaudited)

        - Pro forma Condensed Consolidated Financial Information
          (Unaudited).
        - Pro forma Condensed Consolidated Balance Sheet at March
          31, 2000 (Unaudited).
        - Notes to Pro forma Condensed Consolidated Balance Sheet and Condensed Consolidated Financial Information
          (Unaudited).

(c)  Exhibits.

The following is a complete list of Exhibits filed as part of this report:



           Exhibit    2  (a) *   Sale and  Purchase
           Agreement  dated March 27, 2000  by  and
           among  Sigma-Aldrich Corp.,  a  Delaware
           corporation ("SIAL"), Sigma-Aldrich Co.,
           an  Illinois corporation ("SAC"), Sigma-
           Aldrich   Canada  Ltd.,  a   corporation
           organized  under  the  laws  of   Canada
           ("Sigma  Canada"), Sigma-Aldrich Company
           Ltd., a corporation organized under  the
           laws of the United Kingdom ("Sigma UK"),
           Sigma-Aldrich Chemie GmbH, a corporation
           organized  under  the  laws  of  Germany
           ("Sigma  Germany"),  Cooper  Industries,
           Inc.,  an  Ohio corporation  ("Cooper"),
           CBL   Acquisition  Corp.,   a   Delaware
           corporation    ("CBL")    and     Cooper
           Technologies   Company,    a    Delaware
           Corporation ("CTC", and with SIAL,  SAC,
           Sigma  Canada, Sigma UK, Sigma  Germany,
           Cooper  and  CBL, the "Parties")  Sigma-
           Aldrich Corporation, Sigma-Aldrich  Co.,
           Sigma-Aldrich Canada Ltd., Sigma-Aldrich
           Company Ltd., Sigma-Aldrich Chemie GmbH,
           as  sellers and Cooper Industries, Inc.,
           CBL     Acquisition    Corp.,     Cooper
           Technologies    Company,    as    buyers
           (schedules omitted). - Incorporated by reference to Exhibit 2 (a) of Form 10-Q for the period ended March 31, 2000, Commission File Number 0-8135.

           Exhibit    2 (b)     First Amendment  to
           the   Sale  and  Purchase  Agreement   -
           Incorporated by reference to  Exhibit  2
           (b)  of  Form 10-Q for the period  ended
           March 31, 2000, Commission File Number 0-
           8135.



     *The registrant hereby agrees to furnish supplementary a copy of any omitted Schedules to this Agreement to the Securities and Exchange Commission upon request.

ITEM 7(b).     PRO FORMA FINANCIAL INFORMATION



                SIGMA-ALDRICH CORPORATION
 PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                      (unaudited)

The following presents unaudited pro forma condensed financial information of the Company, as adjusted to give effect to the sale of all of its B-Line System metal business ("Divested Company") to Coopers Industries, Inc., the receipt of sale proceeds and retirement of short-term debt. The financial information is presented as of March 31, 2000 for balance sheet purposes. Pro forma income statements have been excluded as the Divested Company has been reported as discontinued operations in the latest 10-K and 10-Q filings of the Company. The historical financial information for Divested Company has been derived from the historical financial statements of the Company and is intended only for presentation of the Company's pro forma financial information. This data is presented for illustrative purposes only and is not necessarily indicative of the financial position of the Company or Divested Company which would have occurred had the sale actually been consummated as of such dates, nor is this information indicative of the future financial position of the Company or Divested Company. The pro forma adjustments are described in the accompanying notes presented herein.

               FORWARD-LOOKING STATEMENTS

This report on Form 8-K may be deemed to include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risk and uncertainty, including financial, business environment and projections, as well as statements preceded by, followed by, or that include the words "believes," "expects," "anticipates" or similar expressions, and other statements contained herein
regarding matters that are not historical facts.    Although
the   Company  believes  its  expectations  are   based   on
reasonable assumptions, it can give no assurance that its goals will be achieved. The important factors that could cause actual results to differ materially from those in the
forward-looking    statements   herein   include,    without
limitation,    reduced   growth   in    research    funding,
uncertainties surrounding government health care reform, government regulations applicable to the Company's business, the effectiveness of the Company's further implementation of its global software system, SAP, the highly competitive environment in which the Company operates, the impact of fluctuations in interest rates and foreign currency exchange
rates.   All  subsequent  written and  oral  forward-looking
statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by such cautionary statements. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or uncertainties after
the   date   hereof   or  to  reflect  the   occurrence   of
unanticipated events.


                               SIGMA-ALDRICH CORPORATION
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                   AT MARCH 31, 2000
                                    (IN THOUSANDS)

                                              Historical
                                            Sigma-Aldrich  Pro forma       Pro forma
                                               3/31/00    adjustments       3/31/00
                                             -----------  -----------     -----------
ASSETS
Cash & cash equivalents                      $   39,882   $  425,000 (3)  $  202,469
                                                            (273,702)(4)
                                                              11,289 (8)
Accounts receivable, net                        212,021           --         212,021
Inventories                                     404,747           --         404,747
Other current assets                             61,073           --          61,073
Net current assets of
   discontinued segment                          83,963      (83,963)(2)          --
                                             -----------  -----------     -----------
Total current assets                            801,686       78,624         880,310
                                             -----------  -----------     -----------
Land                                             34,098           --          34,098
Building and improvements                       325,649           --         325,649
Machinery and equipment                         438,337           --         438,337
Construction in progress                         46,435           --          46,435
Less - accumulated depreciation                (371,102)          --        (371,102)
                                             -----------  -----------     -----------
Property, plant and equipment, net              473,417           --         473,417
                                             -----------  -----------     -----------
Goodwill                                        101,179           --         101,179
Goodwill amortization                           (13,208)          --         (13,208)
                                             -----------  -----------     -----------
Net goodwill                                     87,971           --          87,971
                                             -----------  -----------     -----------
Other assets                                     18,326           --          18,326
Net noncurrent assets of
   discontinued segment                          65,840      (65,840)             --
                                             -----------  -----------     -----------
Total assets                                 $1,447,240   $   12,784      $1,460,024
                                             ===========  ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes payable                                $  273,702   $ (273,702)(4)  $       --
Current maturities of long-term debt                131           --             131
Accounts payable                                 47,286           --          47,286
Accrued payroll and payroll taxes                23,460           --          23,460
Other accrued expenses                           28,005        8,486 (7)      36,491
Accrued income taxes                             13,572      104,250 (6)     117,822
                                             -----------  -----------     -----------
Total current liabilities                       386,156     (160,966)        225,190
                                             -----------  -----------     -----------
Long-term debt                                      190           --             190
Deferred postretirement benefits                 43,860           --          43,860
Deferred compensation                             6,752           --           6,752
Other liabilities                                14,804           --          14,804
                                             -----------  -----------     -----------
Total liabilities                               451,762     (160,966)        290,796
                                             -----------  -----------     -----------
Stockholders' equity:
Common stock                                    100,985           --         100,985
Capital in excess of par                         37,530           --          37,530
Retained earnings                             1,282,660      173,750 (5)   1,456,410
Accumulated other comprehensive loss            (49,302)          --         (49,302)
Common stock in treasury, at cost,
   12,732 shares                               (376,395)          --        (376,395)
                                             -----------  -----------     -----------
Total stockholders' equity                      995,478      173,750       1,169,228
                                             -----------  -----------     -----------
Total liabilites and stockholders' equity    $1,447,240   $   12,784      $1,460,024
                                             ===========  ===========     ===========

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated balance sheet.

                  SIGMA-ALDRICH CORPORATION
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                         (UNAUDITED)
                       (IN THOUSANDS)

(1) The unaudited pro forma balance sheet as of March 31, 2000 has been prepared as if the transaction had occurred as of March 31, 2000. The following table sets forth the calculated gain on the B-Line System metal business
     ("Divested Company"):

        Sale price                            $425,000
        Post closing adjustments                11,289
        Transaction expenses                    (8,486)
        Book Basis of Divested Company        (149,803)
        Taxes on sale                         (104,250)
                                              ---------
        Net gain on Divested Company          $173,750
                                              =========

(2)  To eliminate the assets and liabilities of Divested
     Company included in Sigma-Aldrich's historical consolidated balance sheet as of March 31, 2000.
(3)  To record the sale price of $425,000.
(4) To record use of a portion of the net proceeds to reduce short-term debt.
(5)  To record the equity effect of pro forma adjustments.
(6) To record the tax effect on gain from sale of divested company at 37.5% tax rate.
(7)  To record transaction expenses.
(8)  To record post closing adjustments.

                          SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SIGMA-ALDRICH CORPORATION


Date:  May 15, 2000      By:/s/Karen J. Miller
                            ---------------------------
                            Karen J. Miller, Controller